Exhibit 10.3

ESCROW AGREEMENT

This Escrow Agreement, dated December 31, 2007 (this “Escrow Agreement”), is among ABX Holdings, Inc., a Delaware corporation (“ABX Holdings”), ABX Air, Inc., a Delaware corporation and a wholly owned subsidiary of ABX Holdings (“ABX Air” and together with ABX Holdings, the “Companies”), each of the significant shareholders listed on the Schedule of Significant Shareholders attached hereto (individually, a “Significant Shareholder” or a “Buyer” and collectively, the “Significant Shareholders” or the “Buyers”; ABX Holdings, ABX Air and the Significant Shareholders, collectively, the “Parties” and, individually, a “Party”), and Wells Fargo Bank, National Association, as escrow agent (the “Escrow Agent”).

RECITALS

A. ABX Holdings, CHI Acquisition Corp., a wholly owned subsidiary of ABX Holdings (“Acquisition”), Cargo Holdings International, Inc. (“CHI”), the Significant Shareholders and certain other persons named therein entered into a Stock Purchase Agreement dated as of November 1, 2007 (the “Stock Purchase Agreement”), pursuant to which, on the date hereof, Acquisition is purchasing from the Significant Shareholders and the other holders of shares of capital stock, options and/or warrants to purchase capital stock of CHI, all of the outstanding shares of capital stock, options and warrants of CHI for consideration consisting of cash and shares of common stock of ABX Holdings.

B. ABX Holdings and ABX Air believe that DHL Express (USA), Inc. or one of its affiliates or the holder(s) of the DHL Note, as hereinafter defined (collectively, “DHL”) may assert that the consummation of the transactions contemplated by the Stock Purchase Agreement and the related merger of Acquisition into CHI (the “Merger”) results in DHL having the right to demand prepayment of that certain First Non-Negotiable Promissory Note dated as of August 15, 2003 made by ABX Air in favor of Airborne, Inc. in the original principal amount of $92,948,714, with a principal balance outstanding as of December 31, 2007 of $92,275,656 (the “DHL Note”).

C. In connection with the transactions contemplated by the Stock Purchase Agreement, contemporaneously with the execution and delivery of this Agreement, each of the Companies and each of the Buyers are entering into a Securities Purchase Agreement (the “Securities Purchase Agreement”), pursuant to which, among other things, the Buyers have (subject to the satisfaction of certain conditions set forth in the Securities Purchase Agreement and in this Escrow Agreement) severally and not jointly agreed to purchase from the Companies, and the Companies have agreed to issue and sell to the Buyers, certain securities of the Companies described in the Securities Purchase Agreement for an aggregate purchase price of $61,000,000 (the “Purchase Price”), for the purpose of providing a source of financing to the Companies in the event that, prior to the Funding Deadline (as defined below), ABX Air receives from DHL a written demand for prepayment of all of the outstanding principal and accrued interest under the DHL Note.

D. The Companies and the Buyers have agreed to deposit the Purchase Price, the Securities and certain other documents into an escrow account to facilitate the closing of the transactions contemplated by the Securities Purchase Agreement if the conditions to closing set forth in the Securities Purchase Agreement and this Escrow Agreement are satisfied.

E. Capitalized terms used herein but not defined shall have the meanings given to them in the Securities Purchase Agreement.

In consideration of the promises and agreements of the Parties and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties and the Escrow Agent hereby agree as follows:

ARTICLE 1

ESCROW DEPOSIT; COVENANTS; ACKNOWLEDGEMENTS

Section 1.1. Deposit and Receipt of Escrow Property.

(a) Each of the Significant Shareholders hereby directs ABX Holdings and ABX Air to cause to be delivered to the Escrow Agent on the date hereof, a portion of the cash consideration payable to such Significant Shareholder upon consummation of the transactions contemplated by the Stock Purchase Agreement, by wire transfer of immediately available funds to the account designated by the Escrow Agent, in the amount set forth opposite such Significant Shareholder’s name in column (3) on the Schedule of Significant Shareholders attached hereto (collectively, the “Escrowed Funds”).

(b) ABX Holdings and ABX Air hereby agree to cause the Escrowed Funds to be delivered to the Escrow Agent on behalf of the Significant Shareholders on the date hereof. ABX Holdings and ABX Air further agree to deposit with the Escrow Agent on the date hereof (i) the original executed (but not dated) ABX Holdings Senior Convertible Notes to be issued to each of the Buyers at the Closing in the respective principal amounts set forth opposite each Buyer’s name in column 3 of the Schedule of Buyers attached to the Securities Purchase Agreement, (ii) the original executed (but not dated) ABX Air Senior Notes to be issued to each of the Buyers at the Closing in the principal amounts set forth opposite each Buyer’s name in column (4) of the Schedule of Buyers attached to the Securities Purchase Agreement, (iii) eight originals of the Registration Rights Agreement, executed (but not dated) by ABX Holdings, ABX Air and each of the Buyers, (iv) eight originals of the Senior Note Guaranty, executed (but not dated) by ABX Holdings and the direct or indirect subsidiaries of ABX Holdings listed as signatories thereto, (v) eight originals of the Senior Convertible Note Guaranty, executed (but not dated) by ABX Air and the direct or indirect subsidiaries of ABX Holdings listed as signatories thereto (the documents referred to in clause (i) through (v) of this Section 1.1(b) being referred to as the “Escrowed Documents” and together with the Escrowed Funds, the “Escrow Property”).

(c) The Escrow Agent agrees to promptly acknowledge receipt of the Escrow Property, and agrees to hold and distribute the Escrow Property in accordance with the terms of this Agreement.

Section 1.2. Investments.

(a) The Escrow Agent is hereby directed to deposit, transfer, hold and invest the Escrowed Funds, including principal and interest, in the Wells Fargo Money Market Deposit Account (“MMDA”). Each of the parties hereby acknowledges that (i) amounts on deposit in the MMDA are insured, subject to the applicable rules and regulations of the Federal Deposit Insurance Corporation (“FDIC”), in the basic FDIC insurance amount of $100,000 per depositor, per insured bank, such deposit to include principal and accrued interest up to a total of $100,000, (ii) Wells Fargo Bank, National Association has short term debt ratings of “P-1” from Moody’s Investors Service and “A-1+” from Standard & Poor’s Ratings Services, (iii) deposits in the MMDA are not secured, (iv) the Parties have full power to direct investments in the account, and (v) the Parties may change this direction at any time and that it shall continue in effect until revoked or modified by the Parties’ written notice to the Escrow Agent. Any investment earnings and income on the Escrowed Funds shall become part of the Escrow Property, and shall be disbursed in accordance with Section 1.3 or Section 1.5 of this Escrow Agreement.

(b) The Escrow Agent is hereby authorized and directed to sell or redeem any such investments as it deems necessary to make any payments or distributions required under this Escrow Agreement. The Escrow Agent shall have no responsibility or liability for any loss which may result from any investment or sale of investment made pursuant to this Escrow Agreement. The Escrow Agent is hereby authorized, in making or disposing of any investment permitted by this Escrow Agreement, to deal with itself (in its individual capacity) or with any one or more of its affiliates, whether it or any such affiliate is acting as agent of the Escrow Agent or for any third person or dealing as principal for its own account. The Parties acknowledge that the Escrow Agent is not providing investment supervision, recommendations or advice.

Section 1.3. Disbursements.

(a) Notwithstanding anything herein or otherwise to the contrary, and whether or not any of the Parties is in default of any of its obligations hereunder, in the event that, prior to April 30, 2008 (as such date may be extended by ABX Air pursuant to Section 1.3(f) or by mutual agreement of the Parties pursuant to Section 1.3(g), the “Funding Deadline”): (i) a Change in Control (as defined in the Credit Agreement (as defined below) on the date hereof) has not occurred, (ii) ABX Air receives from DHL a written demand for prepayment of all of the outstanding principal and accrued interest on the DHL Note (the “DHL Prepayment Demand”), (iii) ABX Air delivers a copy of the DHL Prepayment Demand to each of the Buyers and the Escrow Agent, (iv) ABX Air, ABX Holdings and the Administrative Agent (as defined below) deliver to each of the Buyers and the Escrow Agent a certificate in the form attached hereto as Exhibit A (a “No-Default Certificate”), duly executed by each of ABX Air, ABX Holdings and the Administrative Agent, and (v) ABX Air and ABX Holdings deposit or cause to be deposited with the Escrow Agent immediately available funds in an amount not less than the difference between (A) the amount necessary to pay in full all outstanding principal, interest, fees, penalties and other charges due under the DHL Note (as indicated in the DHL Prepayment Demand or as certified in writing by ABX Air to each of the Buyers and the Escrow Agent) and (B) $61,000,000 (the difference between clause (A) and (B) being referred to as the “ABX Funds”), together with wire transfer instructions for DHL (the “DHL Wire Instructions”), then, the Escrow Agent shall promptly, but in no event later than the third (3rd) Business Day following the Escrow Agent’s receipt of the Prepayment Demand, the No-Default Certificate, the ABX Funds and the DHL Wire Instructions:

(i) deliver to DHL, by wire transfer of immediately available funds to the account specified in the DHL Wire Instructions, all of the ABX Funds and, subject to Section 1.3(c), all of the Escrowed Funds;

(ii) insert the date that the wire transfer is made to DHL on each of the Escrowed Documents and deliver to each of the Buyers, by Federal Express or other overnight courier service (A) the original ABX Holdings Convertible Notes issued in the name of such Buyer or its nominee, (B) the original ABX Air Senior Notes issued in the name of such Buyer or its nominee, (C) an original Registration Rights Agreement, (D) an original Senior Note Guaranty and (E) an original Senior Convertible Note Guarantee.

(b) The date inserted by the Escrow Agent on the Escrowed Documents shall be deemed to be the “Issuance Date” of each of the ABX Holdings Convertible Notes and each of the ABX Air Senior Notes, shall be deemed to be the effective date of all of the other Escrowed Documents and shall be deemed to be the “Closing Date” under the Securities Purchase Agreement. The delivery of the Escrowed Funds to DHL by the Escrow Agent shall be deemed to constitute the payment of the Purchase Price for the ABX Holdings Convertible Notes and ABX Air Senior Notes by each of the Buyers.

(c) In the event that, as of the date that the Escrow Agent is required to transfer funds to DHL pursuant to Section 1.3(a), the value of the Escrowed Funds is less than $61,000,000 (a “Purchase Price Shortfall”), then each of the Significant Shareholders shall promptly deliver to the Escrow Agent, by wire transfer or other delivery of immediately available funds, such Significant Shareholder’s proportional share of such Purchase Price Shortfall based on their percentage ownership of the Escrowed Funds as set forth in column (5) on the Schedule of Significant Shareholders, and the Escrow Agent shall promptly deliver such additional funds to DHL. In the event that, as of the date that the Escrow Agent is required to transfer funds to DHL pursuant to Section 1.3(a), the value of the Escrowed Funds is greater than $61,000,000, the Escrow Agent shall deliver only $61,000,000 of the Escrowed Funds to DHL and the Escrow Agent shall promptly disburse all Escrowed Funds in excess of $61,000,000 to the Significant Shareholders in accordance with their percentage ownership of the Escrowed Funds as set forth in column (5) on the Schedule of Significant Shareholders.

(d) Notwithstanding any other provision of this Agreement, if (i) a Change in Control occurs prior to the Funding Deadline, or (ii) at 5:00 p.m. New York Time on the Funding Deadline, the Escrow Agent has not received the DHL Prepayment Demand, the

No-Default Certificate, the ABX Funds and the DHL Wire Instructions, the Escrow Agent shall (unless otherwise instructed in writing by all of the Significant Shareholders) promptly (but in any event within two (2) Business Days after the earlier to occur of a Change in Control and the Funding Deadline) (i) disburse all of the Escrowed Funds to the Significant Shareholders in accordance with their percentage ownership of the Escrowed Funds as set forth in column (5) on the Schedule of Significant Shareholders, by wire transfer of immediately available funds to the accounts designated by the Significant Shareholders and (ii) deliver all of the Escrowed Documents to ABX Holdings or ABX Air by Federal Express or other overnight courier service.

(e) Notwithstanding the foregoing provisions of this Section 1.3, the Escrow Agent shall make such distributions from the Escrow Property as the Parties and the Administrative Agent may jointly direct in writing.

(f) In the event that, as of April 29, 2008, ABX Air has not received a DHL Prepayment Demand, but ABX Air has received written notice from DHL that DHL believes that the consummation of the transactions contemplated by the Stock Purchase Agreement and the Merger or the Credit Agreement constitutes a breach of, or an event of default under, the terms of the DHL Note (a “DHL Default Notice”), ABX Holdings and ABX Air may extend the Funding Deadline to July 29, 2008, by delivering, no later than April 30, 2008, written notice of such extension to each of the Significant Shareholders and the Escrow Agent together with a copy of the DHL Default Notice.

(g) In the event that, as of April 15, 2008, ABX Air has not received a DHL Prepayment Demand or a DHL Default Notice, but ABX Holdings and ABX Air reasonably believe that DHL intends to assert that the consummation of the transactions contemplated by the Stock Purchase Agreement and the Merger or the Credit Agreement will constitute a breach of, or an event of default under, the terms of the DHL Note or any other commercial agreement between ABX Holdings or ABX Air and DHL, ABX Air may, no later than April 20, 2008, send a written request (an “Extension Request”) to each of the Significant Shareholders requesting that that the Escrow Property remain in the Escrow Account for up to an additional 90 days following April 30, 2008. If the Significant Shareholders consent to such request, the Parties shall deliver a joint written notice to the Escrow Agent prior to April 29, 2008 setting forth the date to which the Funding Deadline has been extended. The Significant Shareholders shall not unreasonably withhold their consent to an Extension Request.

(h) For purposes of this Agreement, the “Credit Agreement” means the Credit Agreement, dated December 31, 2007, by and among the Companies, Acquisition, the Lenders from time to time party thereto, SunTrust Bank, as Administrative Agent (the “Administrative Agent”), Regions Bank, as Syndication Agent, and Fifth Third Bank and Merrill Lynch Commercial Finance Corp., as Co-Documentation Agents, as amended, restated, supplemented or otherwise modified from time to time.

Section 1.4. Income Tax Allocation and Reporting.

(a) The Parties agree that, for tax reporting purposes, all interest and other income from investment of the Escrowed Funds shall, as of the end of each calendar year and to the extent required by the Internal Revenue Service, be reported as having been earned by the Significant Shareholders in accordance with percentage ownership of Escrowed Funds as set forth in column (5) on the Schedule of Significant Shareholders, whether or not such income was disbursed during such calendar year.

(b) Prior to or upon execution hereof, the Parties shall provide the Escrow Agent with certified tax identification numbers by furnishing appropriate forms W-9 or W-8 and such other forms and documents that the Escrow Agent may request. The Parties understand that if such tax reporting documentation is not provided and certified to the Escrow Agent, the Escrow Agent may be required by the Internal Revenue Code of 1986, as amended, and the Regulations promulgated thereunder, to withhold a portion of any interest or other income earned on the investment of the Escrowed Funds.

(c) To the extent that the Escrow Agent becomes liable for the payment of any taxes in respect of income derived from the investment of the Escrowed Funds, the Escrow Agent shall satisfy such liability to the extent possible from the Escrowed Funds. The Parties, jointly and severally, shall indemnify, defend and hold the Escrow Agent harmless from and against any tax, late payment, interest, penalty or other cost or expense that may be assessed against the Escrow Agent on or with respect to the Escrowed Funds and the investment thereof unless such tax, late payment, interest, penalty or other expense was directly caused by the gross negligence or willful misconduct of the Escrow Agent. The indemnification provided by this Section 1.4(c) is in addition to the indemnification provided in Section 3.1 and shall survive the resignation or removal of the Escrow Agent and the termination of this Escrow Agreement.

Section 1.5. Termination. Upon the disbursement of all of the Escrow Property, including any interest and investment earnings on the Escrowed Funds, this Escrow Agreement shall terminate and be of no further force and effect except that the provisions of Sections 1.4(c), 1.6, 3.1 and 3.2 hereof shall survive termination.

Section 1.6. Covenants and Acknowledgements.

(a) Incurrence of Indebtedness. Neither ABX Holdings nor ABX Air shall (and neither ABX Holdings nor ABX Air shall permit any Subsidiary to), contract, create, incur, assume or suffer to exist any Indebtedness, other than Permitted Indebtedness (as defined in the form of Senior Subordinated Convertible Note attached a Exhibit A to the Securities Purchase Agreement (the “Form of Convertible Note”).

(b) Existence of Liens. Neither ABX Holdings nor ABX Air shall (and neither ABX Holdings nor ABX Air shall permit any Subsidiary to), create, incur or suffer to exist any Lien (as defined in the Form of Convertible Note) upon or with respect to any property or assets of any kind (real or personal, tangible or intangible) of ABX Holdings, ABX Air or any such Subsidiary, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable or notes with recourse to ABX Holdings, ABX Air or any Subsidiary of ABX Holdings or ABX Air) or assign any right to receive income, or file or authorize the filing of any financing statement under the Uniform Commercial Code or any other similar notice of Lien under any similar recording or notice statute, except for Permitted Liens (as defined in the Form of Convertible Note)). Neither ABX Holdings nor ABX Air (and neither ABX Holdings nor ABX Air shall permit any Subsidiary to), directly or indirectly, enter into any agreement similar to the agreement contained in the immediately preceding sentence with any other Person, other than the Credit Agreement.

(c) Dilutive Issuances. ABX Holdings hereby acknowledges and agrees that, if and whenever on or after the date of this Escrow Agreement and prior to the termination of this Escrow Agreement, there is a Dilutive Issuance (as defined in the Form of Convertible Note), the initial Conversion Price (as defined in the Form of Convertible Note) under each of the Senior Subordinated Convertible Notes to be issued to the Significant Shareholders shall be reduced in accordance with the terms of Section 7 of the Form of Convertible Note.

(d) Amendments of DHL Note. Neither ABX Holdings nor ABX Air shall (and neither ABX Holdings nor ABX Air shall permit any Subsidiary to), amend, modify or change the DHL Note without the prior written consent of all of the Significant Shareholders.

(e) Legal Opinions. On the date hereof, the Companies shall cause Vorys, Sater, Seymour and Pease LLP, the Companies’ outside counsel (“VSSP”), to deliver an opinion addressed to each of the Buyers and to the Senior Lenders (as defined in the Credit Agreement), dated the date hereof, substantially in the form attached hereto as Exhibit B-1. On the Closing Date, the Companies shall cause VSSP to deliver an opinion addressed to each of the Buyers and to the Senior Lenders, dated the Closing Date, substantially in the form attached hereto as Exhibit B-2.

(f) Certificates. On the date hereof, the Companies shall deliver to each of the Buyers (i) a certificate evidencing the formation and good standing of each of the Companies in each such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within 10 days of the date of this Agreement, (ii) a certificate, executed by the Secretary each of the Companies and dated as of the date of this Agreement, as to (A) the resolutions consistent with Section 3(b) of the Securities Purchase Agreement as adopted by the Boards of Directors of the Companies in a form reasonably acceptable to such Buyer, (B) the Certificates of Incorporation of each of the Companies and (C) the Bylaws of each of the Companies, each as in effect as of the date hereof in a form reasonably satisfactory to the Buyers.

(g) Representations, Warranties and Covenants. ABX Holdings and ABX Air acknowledge and agree that the consummation of the transactions contemplated by the Securities Purchase Agreement on the Closing Date in accordance with this Escrow Agreement shall not constitute a waiver by any of the Buyers of (i) any misrepresentation or breach of any representation or warranty made by ABX Holdings or ABX Air in this Escrow Agreement or in any of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (ii) any breach of any covenant, agreement or obligation of ABX Holdings or ABX Air contained in this Escrow Agreement or in any of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, and each of the Buyers shall be entitled to indemnification from ABX Holdings and ABX Air for any such misrepresentations or breaches in accordance with Section 9(k) of the Securities Purchase Agreement.

(h) No Representative. Each of the Significant Shareholders acknowledges and agrees that Massachusetts Mutual Life Insurance Company is not acting as the representative of any of the Significant Shareholders in connection with the transactions contemplated by this Escrow Agreement, the Securities Purchase Agreement or any of the other Transaction Documents.

ARTICLE 2

DUTIES OF THE ESCROW AGENT

Section 2.1. Scope of Responsibility. Notwithstanding any provision to the contrary, the Escrow Agent is obligated only to perform the duties specifically set forth in this Escrow Agreement, which shall be deemed purely ministerial in nature. Under no circumstances will the Escrow Agent be deemed to be a fiduciary to any Party or any other person under this Escrow Agreement. The Escrow Agent will not be responsible or liable for the failure of any Party to perform in accordance with this Escrow Agreement. The Escrow Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument or document other than this Escrow Agreement, whether or not an original or a copy of such agreement has been provided to the Escrow Agent; and the Escrow Agent shall have no duty to know or inquire as to the performance or nonperformance of any provision of any such agreement, instrument or document. References in this Escrow Agreement to any other agreement, instrument or document are for the convenience of the Parties, and the Escrow Agent has no duties or obligations with respect thereto. This Escrow Agreement sets forth all matters pertinent to the escrow contemplated hereunder, and no additional obligations of the Escrow Agent shall be inferred or implied from the terms of this Escrow Agreement or any other agreement.

Section 2.2. Attorneys and Agents. The Escrow Agent shall be entitled to rely on and shall not be liable for any action taken or omitted to be taken by the Escrow Agent in accordance with the advice of counsel or other professionals retained or consulted by the Escrow Agent. The Escrow Agent shall be reimbursed as set forth in Section 3.4 for any and all reasonable compensation (fees, expenses and other costs) paid and/or reimbursed to such counsel and/or professionals. The Escrow Agent may perform any and all of its duties through its agents, representatives, attorneys, custodians and/or nominees.

Section 2.3. Reliance. The Escrow Agent shall not be liable for any action taken or not taken by it in accordance with the direction or consent of the Parties or their respective agents, representatives, successors or assigns. The Escrow Agent shall not be liable for acting or refraining from acting upon any notice, request, consent, direction, requisition, certificate, order, affidavit, letter or other paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, without further inquiry into the person’s or persons’ authority. Concurrent with the execution of this Escrow Agreement, the Parties shall deliver to the Escrow Agent authorized signers’ forms in the form of Exhibit C-1, Exhibit C-2, Exhibit C-3 and Exhibit C-4 to this Escrow Agreement.

Section 2.4. Right Not Duty Undertaken. The permissive rights of the Escrow Agent to do things enumerated in this Escrow Agreement shall not be construed as duties.

Section 2.5. No Financial Obligation. No provision of this Escrow Agreement shall require the Escrow Agent to risk or advance its own funds or otherwise incur any financial liability or potential financial liability in the performance of its duties or the exercise of its rights under this Escrow Agreement.

ARTICLE 3

PROVISIONS CONCERNING THE ESCROW AGENT

Section 3.1. Indemnification. The Parties, jointly and severally, shall indemnify, defend and hold harmless the Escrow Agent from and against any and all loss, liability, cost, damage and expense, including, without limitation, reasonable attorneys’ fees and expenses or other reasonable professional fees and expenses which the Escrow Agent may suffer or incur by reason of any action, claim or proceeding brought against the Escrow Agent, arising out of or relating in any way to this Escrow Agreement or any transaction to which this Escrow Agreement relates, unless such loss, liability, cost, damage or expense shall have been finally adjudicated to have been directly caused by the willful misconduct or gross negligence of the Escrow Agent. The provisions of this Section 3.1 shall survive the resignation or removal of the Escrow Agent and the termination of this Escrow Agreement.

Section 3.2. Limitation of Liability. THE ESCROW AGENT SHALL NOT BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY (I) DAMAGES, LOSSES OR EXPENSES ARISING OUT OF THE SERVICES PROVIDED HEREUNDER, OTHER THAN DAMAGES, LOSSES OR EXPENSES WHICH HAVE BEEN FINALLY ADJUDICATED TO HAVE DIRECTLY RESULTED FROM THE ESCROW AGENT’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR (II) SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR LOSSES OF ANY KIND WHATSOEVER (INCLUDING WITHOUT LIMITATION LOST PROFITS), EVEN IF THE ESCROW AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES AND REGARDLESS OF THE FORM OF ACTION.

Section 3.3. Resignation or Removal. The Escrow Agent may resign by furnishing written notice of its resignation to the Parties, and the Parties may remove the Escrow Agent by furnishing to the Escrow Agent a joint written notice of its removal along with payment of all fees and expenses to which it is entitled through the date of termination. Such resignation or removal, as the case may be, shall be effective thirty (30) days after the delivery of such notice or upon the earlier appointment of a successor, and the Escrow Agent’s sole responsibility thereafter shall be to safely keep the Escrow Property and to deliver the same to a successor escrow agent as shall be appointed by the Parties, as evidenced by a joint written notice filed with the Escrow Agent or in accordance with a court order. If the Parties have failed to appoint a successor escrow agent prior to the expiration of thirty (30) days following the delivery of such notice of resignation or removal, the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon the Parties.

Section 3.4. Compensation. The Escrow Agent shall be entitled to compensation for its services as stated in the fee schedule attached hereto as Exhibit D. ABX Holdings and ABX Air collectively, on the one hand, and the Significant Shareholders, collectively on the other hand, agree to pay the Escrow Agent fifty percent (50%) of such compensation. The fee agreed upon for the services rendered hereunder is intended as full compensation for the Escrow Agent’s services as contemplated by this Escrow Agreement; provided, however, that in the event that the conditions for the disbursement of funds under this Escrow Agreement are not fulfilled, or the Escrow Agent renders any service not contemplated in this Escrow Agreement, or there is any assignment of interest in the subject matter of this Escrow Agreement, or there is any material modification hereof, or any material controversy arises hereunder, or the Escrow Agent is made a party to any litigation pertaining to this Escrow Agreement or the subject matter hereof, then the Escrow Agent shall be compensated for such extraordinary services and reimbursed for all costs and expenses, including reasonable attorneys’ fees and expenses, occasioned by any such delay, controversy, litigation or event. If any amount due to the Escrow Agent hereunder is not paid within thirty (30) days of the date due, the Escrow Agent in its sole discretion may charge interest on such amount up to the highest rate permitted by applicable law. The Escrow Agent shall have, and is hereby granted, a prior lien upon the Escrow Property with respect to its unpaid fees, non-reimbursed expenses and unsatisfied indemnification rights, superior to the interests of any other persons or entities and is hereby granted the right to set off and deduct any unpaid fees, non-reimbursed expenses and unsatisfied indemnification rights from the Escrow Property.

Section 3.5. Disagreements. If any conflict, disagreement or dispute arises between, among or involving any of the parties hereto concerning the meaning or validity of any provision hereunder or concerning any other matter relating to this Escrow Agreement, or the Escrow Agent is in doubt as to the action to be taken hereunder, the Escrow Agent is authorized to retain the Escrow Property until the Escrow Agent (i) receives a final non-appealable order of a court of competent jurisdiction or a final non-appealable arbitration decision directing delivery of the Escrow Property, (ii) receives a written agreement executed by each of the parties involved in such disagreement or dispute directing delivery of the Escrow Property, in which event the Escrow Agent shall be authorized to disburse the Escrow Property in accordance with such final court order, arbitration decision or agreement, or (iii) files an interpleader action in any court of competent jurisdiction, and upon the filing thereof, the Escrow Agent shall be relieved of all liability as to the Escrow Property and shall be entitled to recover reasonable attorneys’ fees, expenses and other costs incurred in commencing and maintaining any such interpleader action. The Escrow Agent shall be entitled to act on any such agreement, court order, or arbitration decision without further question, inquiry, or consent.

Section 3.6. Merger or Consolidation. Any corporation or association into which the Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which the Escrow Agent is a party, shall be and become the successor escrow agent under this Escrow Agreement and shall have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance of any further act.

Section 3.7. Attachment of Escrow Property; Compliance with Legal Orders. In the event that any Escrow Property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the Escrow Property, the Escrow Agent is hereby expressly authorized, after notice to the Parties, to respond as it deems appropriate or to comply with all writs, orders or decrees so entered or issued, or which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction. In the event that the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the Parties or to any other person, firm or corporation, should, by reason of such compliance notwithstanding, such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

ARTICLE 4

MISCELLANEOUS

Section 4.1. Successors and Assigns. This Escrow Agreement shall be binding on and inure to the benefit of the Parties and the Escrow Agent and their respective successors and permitted assigns. No other persons shall have any rights under this Escrow Agreement. No assignment of the interest of any of the Parties shall be binding unless and until written notice of such assignment shall be delivered to the other Parties and the Escrow Agent and any such assignment shall require the prior written consent of the other Parties and the Escrow Agent (such consent not to be unreasonably withheld).

Section 4.2. Escheat. The Parties are aware that under applicable state law, property which is presumed abandoned may under certain circumstances escheat to the applicable state. The Escrow Agent shall have no liability to the Parties, their respective heirs, legal representatives, successors and assigns, or any other party, should any or all of the Escrow Property escheat by operation of law.

Section 4.3. Notices. All notices, requests, demands and other communications required under this Escrow Agreement shall be in writing, in English, and shall be deemed to have been duly given if delivered (i) personally, (ii) by facsimile transmission with written confirmation of receipt, (iii) by overnight delivery with a reputable national overnight delivery service or (iv) by U.S. mail, return receipt requested, and postage prepaid. If any notice is mailed, it shall be deemed given five business days after the date such notice is deposited in the United States mail. Any notice given other than by mail shall be deemed given upon the actual date of such delivery. If notice is given to a party, it shall be given at the address for such party set forth below. It shall be the responsibility of each party hereto to notify the other parties hereto in writing of any name or address changes.

If to a Significant Shareholder, to its address and facsimile number set forth in column (2) on the Schedule of Significant Shareholders, with copies to such Significant Shareholder’s representatives as set forth in column (5) on the Schedule of Significant Shareholders.

with a copy (for informational purposes only and which shall not constitute notice) to:

Robinson & Cole LLP

280 Trumbull Street

Hartford, CT 06103

Attention: Matthew J. Guanci, Jr., Esq.

Telephone: 860-275-8244

Facsimile: 860-275-8299

if to ABX Holdings or ABX Air, to:

[ABX Holdings, Inc./ABX Air, Inc.]

145 Hunter Drive

Wilmington, Ohio 45177

Attention: W. Joseph Payne, Esq., VP, General Counsel and Secretary

Telephone: (937) 382-5591

Facsimile: (937) 382-2452

with a copy (which shall not constitute notice) to:

Vorys, Sater, Seymour and Pease LLP

221 East Fourth Street, Suite 2000

Cincinnati, Ohio 45201

Attention: Roger E. Lautzenhiser, Esq.

Telephone: (513) 723-4091

Facsimile: (513) 852-8490

If to the Escrow Agent:

Wells Fargo Bank, National Association

Corporate Trust and Escrow Services

Sixth and Marquette MAC N9303-110

Minneapolis, MN 55479

Attention: Thomas H. Caruth

Telephone: (612) 667-2124

Facsimile: (612) 667-2160

Section 4.4. Governing Law. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements executed and to be performed solely with such state, without regard to principles of conflicts of law.

Section 4.5. Entire Agreement. This Escrow Agreement sets forth the entire agreement and understanding of the parties related to the Escrow Property.

Section 4.6. Amendment. This Escrow Agreement may be amended, modified, superseded, rescinded or canceled only by a written instrument executed by the Parties and the Escrow Agent.

Section 4.7. Waivers. The failure of any party to this Escrow Agreement at any time or times to require performance of any provision under this Escrow Agreement shall in no manner affect the right at a later time to enforce the same performance. A waiver by any party to this Escrow Agreement of any such condition or breach of any term, covenant, representation or warranty contained in this Escrow Agreement, in any one or more instances, shall neither be construed as a further or continuing waiver of any such condition or breach nor a waiver of any other condition or breach of any other term, covenant, representation or warranty contained in this Escrow Agreement.

Section 4.8. Headings. Section headings of this Escrow Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions of this Escrow Agreement.

Section 4.9. Counterparts. This Escrow Agreement may be executed in one or more counterparts and by facsimile and electronic transmission, each of which when executed shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

Section 4.10 Expenses. On the Closing Date, ABX Holdings and ABX Air shall reimburse Massachusetts Mutual Life Insurance Company (“Mass Mutual”) or its designee(s) for all reasonable costs and expenses incurred up to and including the Closing Date in connection with the transactions contemplated by this Escrow Agreement and the Transaction Documents (as defined in the Securities Purchase Agreement) (including all reasonable legal fees and disbursements in connection therewith, documentation and implementation of the transactions contemplated by this Escrow Agreement and the Transaction Documents and due diligence in connection therewith). In addition, whether or not the transactions contemplated by the Transactions Documents are consummated,

ABX Holdings and ABX Air shall reimburse Mass Mutual or its designee(s) for all reasonable costs and expenses incurred after the Closing Date in connection with the transactions contemplated by this Escrow Agreement and the Transaction Documents (including all reasonable legal fees and disbursements in connection therewith, documentation and implementation of the transactions contemplated by this Escrow Agreement and the Transaction Documents and due diligence in connection therewith). ABX Holdings and ABX Air shall pay, and hold Mass Mutual harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment.

Section 4.11. Disclosure of Transaction and Other Material Information. On or before 5:00 p.m., New York City time, on the fourth Business Day following the date of this Agreement, ABX Holdings shall issue a press release and file a Current Report on Form 8-K describing the terms of this Agreement and the transactions contemplated hereby and by the Transaction Documents in the form required by the 1934 Act and attaching the Escrow Agreement and the material Transaction Documents (including, without limitation, the Securities Purchase Agreement, the form of Senior Subordinated Convertible Note, the form of Senior Convertible Note, the form of Senior Note Guaranty, the form of Senior Convertible Note Guaranty and the form of Registration Rights Agreement) as exhibits to such filing (including all attachments, the “8-K Filing”). Subject to the foregoing, neither ABX Holdings, ABX Air or their Subsidiaries nor any Significant Shareholder shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that ABX Holdings shall be entitled, without the prior approval of any Significant Shareholder, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Significant Shareholder shall be consulted by ABX Holdings in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of any applicable Significant Shareholder, neither ABX Holdings nor ABX Air nor any of their Subsidiaries or affiliates shall disclose the name of such Significant Shareholder in any filing, announcement, release or otherwise except as required by law, regulation or governmental agency.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, this Escrow Agreement has been duly executed as of the date first written above.

ABX HOLDINGS, INC.

By	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	VP, General Counsel and Secretary

ABX AIR, INC.

By	/s/ W. Joseph Payne
Name:	W. Joseph Payne
Title:	VP, General Counsel and Secretary

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Escrow Agent

By	/s/ Gil Hernandez
Name:	Gil Hernandez
Title:	Vice President

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC, Its Investment Adviser

By:	/s/ Elisabeth A. Perenick
Name:	Elisabeth A. Perenick
Title:	Managing Director

MASSMUTUAL HIGH YIELD PARTNERS II, LLC

BY:	HVP MANAGEMENT LLC, AS MANAGING MEMBER

BY:	/s/ Elisabeth A. Perenick
Name:	Elisabeth A. Perenick
Title:	Vice President

[Signature Page to Escrow Agreement]

MASSMUTUAL CORPORATE VALUE PARTNERS LIMITED

BY:	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, AS INVESTMENT MANAGER

BY:	/s/ Steven J. Katz
Name:	Steven J. Katz
Title:	Second Vice President and Associate General Counsel

ACI INTERNATIONAL, INC.

By:	/s/ Raymond W. Zehr, Jr.
Name:	Raymond W. Zehr, Jr.
Title:	President

AVIATION CAPITAL GROUP CORP.

By:	/s/ R. Stephen Hannahs
Name:	R. Stephen Hannahs
Title:	CEO and Group Managing Director

By:	/s/ Loren M. Dollet
Name:	Loren M. Dollet
Title:	Executive Vice President and Assistant Secretary

ACG ACQUISITION XX LLC

By:	/s/ R. Stephen Hannahs
Name:	R. Stephen Hannahs
Title:	Manager

By:	/s/ Benjamin Jung
Name:	Benjamin Jung
Title:	Manager

MINNESOTA FOX II, LLC

By:	/s/ Peter Fox
Name:	Peter Fox
Title:	Sole Manager

[Signature Page to Escrow Agreement]

SCHEDULE OF SIGNIFICANT SHAREHOLDERS

(1)	(2)	(3)	(4)	(5)
Significant Shareholder	Address and Facsimile Number	Aggregate Purchase Price	Legal Representative’s Address and Facsimile Number	Percentage Ownership of Escrowed Funds
A.C.I. International, Inc.	A.C.I. International, Inc. c/o Mr. Raymond W. Zehr, President 60 South Sixth Street, Suite 3880 Minneapolis, Minnesota 55402 Fax: (612) 661-3825	$20,000,000	Brian D. Wenger Esq. Briggs and Morgan, P.A. 2200 IDS Center 80 South 8th Street Minneapolis, Minnesota 55402-2157 Fax: (612) 977-8650	32.7869%

Massachusetts Mutual Life Insurance Company	1295 State Street Springfield, Massachusetts 01111 Attention: Andrew O’Toole Facsimile: (413) 744-6114	$11,137,038.30	Massachusetts Mutual Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street, Suite 2800 Springfield, MA 01115 Attention: Steven J. Katz, Esq. Facsimile: (413) 226-2059	18.2574%

MassMutual Corporate Value Partners Limited	1295 State Street Springfield, Massachusetts 01111 Attention: Andrew O’Toole Facsimile: (413) 744-6114	$7,074,261.77	Massachusetts Mutual Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street, Suite 2800 Springfield, MA 01115 Attention: Steven J. Katz, Esq. Facsimile: (413) 226-2059	11.5972%

MassMutual High Yield Partners II, LLC	1295 State Street Springfield, Massachusetts 01111 Attention: Andrew O’Toole Facsimile: (413) 744-6114	$1,788,699.93	Massachusetts Mutual Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street, Suite 2800 Springfield, MA 01115 Attention: Steven J. Katz, Esq. Facsimile: (413) 226-2059	2.9323%

Aviation Capital Group Corp.	610 Newport Center Drive, Suite 1400 Newport Beach, California 92660-6465 Attention: Legal Department Fax: +1 (949) 718-5803	$13,350,691.05	21.8864%

ACG Acquisition XX LLC	610 Newport Center Drive, Suite 1400 Newport Beach, California 92660-6465 Attention: Legal Department Fax: +1 (949) 718-5803	$6,649,308.95	10.9005%

Minnesota Fox II, LLC	c/o Peter F. Fox 950 Lancaster Drive Orlando, Florida 32806 Tel: (407) 898-7628	$1,000,000.00	1.6393%

[Signature Page to Escrow Agreement]

EXHIBIT A

No Default Certificate

Reference is hereby made to the Escrow Agreement (the “Escrow Agreement”), dated as of December 31, 2007, by and among ABX Holdings, Inc., a Delaware corporation (“ABX Holdings”), ABX Air, Inc., a Delaware corporation and a wholly owned subsidiary of ABX Holdings (“ABX Air”), each of the significant shareholders listed on the Schedule of Significant Shareholders attached thereto (individually, a “Significant Shareholder” and collectively, the “Significant Shareholders”), and Wells Fargo Bank, National Association, as escrow agent (the “Escrow Agent”).

Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Escrow Agreement.

In connection with the transactions contemplated by the Escrow Agreement and the Securities Purchase Agreement, each of ABX Holdings and ABX Air hereby certifies to each of the Significant Shareholders, the Escrow Agent and the Administrative Agent (as defined below) as follows:

1. On the date hereof, no Default (as defined in the Credit Agreement) or Event of Default (as defined in the Credit Agreement) has occurred and is continuing under the Credit Agreement or any of the other Credit Documents (as defined in the Credit Agreement), and the consummation of the transactions contemplated by the Securities Purchase Agreement will not result in, or constitute a Default or Event of Default under, the Credit Agreement or any of the other Credit Documents.

2. As of the date hereof, neither the Borrowers (as defined in the Credit Agreement) nor any of the other Credit Parties (as defined in the Credit Agreement) have received a notice of default (as described in Section 11.5 of the Credit Agreement) from any Lender (as defined in the Credit Agreement)] [or] [The Borrowers (as defined in the Credit Agreement) and/or the other Credit Parties (as defined in the Credit Agreement) have received a notice of default (as described in Section 11.5 of the Credit Agreement) from one or more Lenders (as defined in the Credit Agreement), but the Default(s) or Event(s) of Default described in such notice of default has or have been cured or waived in accordance with the terms of the Credit Agreement.

In connection with the transactions contemplated by the Escrow Agreement and the Securities Purchase Agreement, the Administrative Agent hereby certifies to each of the Significant Shareholders and the Escrow Agent that, as of the date hereof, [the Administrative Agent has not received a notice of default (as described in Section 11.5 of the Credit Agreement) from any Lender or the Borrowers or any other Credit Party] [or] [the Administrative Agent has received a notice of default (as described in Section 11.5 of the Credit Agreement) from one or more Lenders or the Borrower, but the Default(s) or Event(s) of Default described in such notice of default has or have been cured or waived in accordance with the terms of the Credit Agreement].

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, each of the undersigned has executed this No-Default Certificate as of this          day of             2008.

ABX HOLDINGS, INC.

By
Name:
Title:

ABX AIR, INC.

By
Name:
Title:

SUNTRUST BANK, as Administrative Agent under the Credit Agreement

By
Name:
Title:

EXHIBITS B-1 and B-2

Form of Opinions

[Attached]

EXHIBIT C-1

CERTIFICATE AS TO AUTHORIZED SIGNATURES

The specimen signatures shown below are the specimen signatures of the individuals who have been designated as authorized representatives of ABX Holdings, Inc. and ABX Air, Inc. and who are authorized on behalf of ABX Holdings, Inc. and ABX Air, Inc. to initiate and approve transactions of all types for each escrow account established under the Escrow Agreement to which this Exhibit C-1 is attached.

Name; Title	Specimen Signature

Name	Signature

Title

Name	Signature

Title

Name	Signature

Title

EXHIBIT C-2

CERTIFICATE AS TO AUTHORIZED SIGNATURES

The specimen signatures shown below are the specimen signatures of the individuals who have been designated as authorized representatives of Massachusetts Mutual Life Insurance Company, MassMutual High Yield Partners II, LLC and MassMutual Corporate Value Partners Limited and who are authorized on behalf of Massachusetts Mutual Life Insurance Company, MassMutual High Yield Partners II, LLC and MassMutual Corporate Value Partners Limited to initiate and approve transactions of all types for each escrow account established under the Escrow Agreement to which this Exhibit C-2 is attached.

Name; Title	Specimen Signature

Name	Signature

Title

Name	Signature

Title

Name	Signature

Title

EXHIBIT C-3

CERTIFICATE AS TO AUTHORIZED SIGNATURES

The specimen signatures shown below are the specimen signatures of the individuals who have been designated as authorized representatives of ACI International, Inc. and who are authorized on behalf of ACI International, Inc. to initiate and approve transactions of all types for each escrow account established under the Escrow Agreement to which this Exhibit C-3 is attached.

Name; Title	Specimen Signature

Name	Signature

Title

Name	Signature

Title

Name	Signature

Title

EXHIBIT C-4

CERTIFICATE AS TO AUTHORIZED SIGNATURES

The specimen signatures shown below are the specimen signatures of the individuals who have been designated as authorized representatives of Aviation Capital Group Corp. and ACG Acquisition XX LLC and who are authorized on behalf of Aviation Capital Group Corp. and ACG Acquisition XX LLC to initiate and approve transactions of all types for each escrow account established under the Escrow Agreement to which this Exhibit C-4 is attached.

Name; Title	Specimen Signature

Name	Signature

Title

Name	Signature

Title

Name	Signature

Title

EXHIBIT C-5

CERTIFICATE AS TO AUTHORIZED SIGNATURES

The specimen signatures shown below are the specimen signatures of the individuals who have been designated as authorized representatives of Minnesota Fox II, LLC and who are authorized on behalf of Minnesota Fox II, LLC to initiate and approve transactions of all types for each escrow account established under the Escrow Agreement to which this Exhibit C-5 is attached.

Name; Title	Specimen Signature

Name	Signature

Title

Name	Signature

Title

Name	Signature

Title

EXHIBIT D

FEES OF ESCROW AGENT

Acceptance Fee:	$5,000.00

The Acceptance Fee includes review of all related documents and accepting the appointment of Escrow Agent on behalf of Wells Fargo Bank, National Association. The fee also includes setting up the required account(s) and accounting records, document filing and coordinating the receipt of funds/assets for deposit as Escrow Property. The Acceptance Fee is due at the time of closing.

Wells Fargo’s bid is based on the following assumptions:

•	Number of escrow accounts to be established: One (1)

•	Investment in the Wells Fargo Money Market Deposit Account described in Section 1.2(a)